Exhibit 10.5

SUBORDINATION AGREEMENT

(Affiliated Creditor)

This SUBORDINATION AGREEMENT, dated as of September 16, 2019 (this “Agreement”), is among Danny R. Cuzick (the “Subordinated Lender”), EVO Transportation & Entergy Services, Inc. (the “Subordinated Borrower”), and Cortland Capital Market Services LLC, in its capacity as collateral agent under the Financing Agreement described below (in such capacity and together with its successors and assigns acting in such capacity, the “Collateral Agent”).

The Subordinated Borrower, Cortland Capital Market Services LLC, as the administrative agent (the “Administrative Agent”) and collateral agent, and the banks, financial institutions and other entities from time to time party thereto (collectively, the “Secured Parties”) have entered into that certain Financing Agreement, dated as of September 16, 2019 (as amended, amended and restated, supplemented, or otherwise modified, renewed, replaced or refinanced from time to time, the “Financing Agreement”). Unless otherwise defined herein or the context otherwise requires, capitalized terms used in this Agreement have the meanings provided in the Financing Agreement.

The ability under the Financing Agreement of the Subordinated Borrower to incur indebtedness to the Subordinated Lender is conditioned upon the execution and delivery by the Subordinated Lender and the Subordinated Borrower of an agreement in the form hereof pursuant to which the Subordinated Lender agrees to subordinate its rights with respect to the Subordinated Obligations (as defined below) to the rights of the Secured Parties, all on the terms set forth herein.

Accordingly, the Subordinated Lender, the Subordinated Borrower and the Collateral Agent (on behalf of the Secured Parties) (and each of their respective successors or assigns), hereby agree as follows:

SECTION 1. SUBORDINATION.

(a) The Subordinated Lender hereby agrees that all Subordinated Obligations (as defined below) and all of its right, title and interest in and to the Subordinated Obligations shall be subordinate and junior in right of payment to the Obligations and all rights of the Secured Parties in respect of the Obligations, including, in each case, the payment of principal, premium (if any), interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Subordinated Borrower or any of its affiliates whether or not a claim for post-filing interest is allowed or allowable in any such proceeding), fees, charges, expenses, indemnities, reimbursement obligations and all other amounts payable thereunder or in respect thereof and all refinancings, replacements, substitutions and renewals of all of the foregoing (all of the above, collectively, the “Senior Obligations”). For purposes hereof, “Subordinated Obligations” means all obligations of the Subordinated Borrower to the Subordinated Lender in respect of loans, advances, extensions of credit or other indebtedness, including in respect of principal, premium (if any), interest, fees, charges, expenses, indemnities, reimbursement obligations and all other amounts payable in respect thereof, under loan documentation entered into by Subordinated Borrower in favor of Subordinated Lender that is identified on Schedule 1 hereto.

(b) The Subordinated Borrower and the Subordinated Lender agree that, except as provided in this Section 1(b), no payment (whether directly or by purchase, redemption or exercise of any right of setoff or otherwise) in respect of the Subordinated Obligations, whether as principal, interest or otherwise, and whether in cash, securities or other property, shall be made by or on behalf of the Subordinated Borrower or received, accepted or demanded, directly or indirectly, by or on behalf of the Subordinated Lender until such time as all Senior Obligations have been paid in full (as defined in the Financing Agreement). Notwithstanding anything to the contrary set forth in this Agreement, Collateral Agent acknowledges and agrees that, until the Collateral Agent delivers written notice to Subordinated Lender that an Event of Default under and as defined in the Financing Agreement has occurred and is continuing, Subordinated Borrower may deliver, and Subordinated Lender may receive and retain, cash payments of regularly scheduled interest when due on the Subordinated Obligations.

(c) Notwithstanding (i) the time, manner, order or method of grant, creation, attachment, validity, enforceability or perfection of any Liens in the collateral securing the Senior Obligations, (ii) the date on which any Senior Obligations are extended, (iii) any provision of the UCC, or any other applicable law, including any rule for determining priority thereunder or under any other law or rule governing the relative priorities of secured creditors, including with respect to real property or fixtures, (iv) any provision set forth in any Loan Term Document (other than this Agreement), or (v) the possession or control by any Collateral Agent or any Secured Party or any bailee of all or any part of any Collateral as of the date hereof or otherwise, each Subordinated Lender hereby agrees that any Lien with respect to the Collateral securing the Senior Obligations now or hereafter held by or on behalf of the Collateral Agent or any other Secured Parties or any agent or trustee therefor, regardless of how or when acquired, whether by grant, possession, statute, operation of law, subrogation, or otherwise, shall be senior in all respects and prior to any Liens with respect to the Collateral securing any Subordinated Obligations. Subordinated Lender agrees to release its Liens on any Collateral that is sold pursuant to an Asset Sale and the Net Proceeds of any such Asset Sale and in particular shall not be entitled to receive or apply any such Net Proceeds of an Asset Sale to the Junior Obligations, and to release its Liens on any compressed natural gas fueling station in connection with the occurrence of a CNG Asset Sale; provided, however, Collateral Agent acknowledges and agrees that, until the Collateral Agent delivers written notice to Subordinated Lender that an Event of Default under and as defined in the Financing Agreement has occurred and is continuing, Subordinated Borrower may deliver, and Subordinated Lender may receive and retain, cash payments consisting of the Net Proceeds of a CNG Asset Sale that are available to Subordinated Borrower pursuant to the Financing Agreement. Subordinated Lender hereby expressly acknowledges that, and consents to Subordinated Borrower’s agreement that, Collateral Agent shall retain as collateral subject to the Liens securing the Senior Obligations the Held CNG Asset Sale Proceeds pursuant to Section 6.14 of the Financing Agreement and further agrees that until released by Collateral Agent to Subordinated Borrower pursuant to Section 6.14 of the Financing Agreement, such Held CNG Asset Sale Proceeds may be applied to satisfy the Senior Obligations following the occurrence and during the continuance of an Event of Default under the Financing Agreement. If prior to consummation of any such CNG Asset Sale the Company and its Subsidiaries have achieved the performance levels set forth in the Projections for two consecutive Fiscal Quarters commencing with the Fiscal Quarter ending March 31, 2020, then the Liens in favor of Collateral Agent encumbering assets and equity of EVO CNG LLC will be promptly released and reconveyed.

(d) Upon any distribution of the assets of the Subordinated Borrower or upon any dissolution, winding up, liquidation or reorganization of the Subordinated Borrower, whether in bankruptcy, insolvency, reorganization, arrangement or receivership proceedings or otherwise, or upon any assignment for the benefit of creditors or any other marshalling of the assets and liabilities of the Subordinated Borrower, or otherwise:

(i) the Secured Parties shall first be entitled to receive indefeasible payment in full of all Senior Obligations (whenever arising) and only after the Senior Obligations have been paid in full shall the Subordinated Lender be entitled to receive any payment on account of the Subordinated Obligations of the Subordinated Borrower, whether of principal, interest or otherwise; and

(ii) any payment by, or on behalf of, or distribution of the assets of, the Subordinated Borrower of any kind or character, whether in cash, securities or other property, to which the Subordinated Lender would be entitled except for the provisions of this Section 1 shall be paid or delivered by the person making such payment or distribution (whether a trustee in bankruptcy, a receiver, custodian or liquidating trustee or otherwise) directly to the Collateral Agent, until all of the Senior Obligations have been paid in full.

Until all Senior Obligations have been paid in full, the Subordinated Lender agrees not to ask, demand, sue for or take or receive from the Subordinated Borrower in cash, securities or other property or by setoff, purchase or redemption (including, without limitation, from or by way of collateral), payment of all or any part of the Subordinated Obligations, except as otherwise provided for herein, and agrees that in connection with any proceeding involving the Subordinated Borrower under any bankruptcy, insolvency, reorganization, arrangement, receivership or similar law (i) the Collateral Agent is irrevocably authorized and empowered (in its own name or in the name of the Subordinated Lender or otherwise), but shall have no obligation, to demand, sue for, collect and receive every payment or distribution referred to in the preceding sentence and give acquittance therefor and to file claims and proofs of claim and take such other action (including, without limitation, voting the Subordinated Obligations) as the Collateral Agent may deem necessary or advisable and (ii) the Subordinated Lender shall duly and promptly take such action as the Collateral Agent may request to (A) collect amounts in respect of the Subordinated Obligations for the account of the Secured Parties and to file appropriate claims or proofs of claim in respect of the Subordinated Obligations, (B) execute and deliver to the Collateral Agent such irrevocable powers of attorney, assignments or other instruments as the Collateral Agent may reasonably request in order to enable the Collateral Agent to enforce any and all claims with respect to the Subordinated Obligations and (C) collect and receive any and all payments or distributions which may be payable or deliverable upon or with respect to the Subordinated Obligations. A copy of this Agreement may be filed with any court as evidence of the Secured Parties’ right, power and authority hereunder.

(e) In the event that any payment by, or on behalf of, or distribution of the assets of, the Subordinated Borrower of any kind or character, whether in cash, securities or other property, and whether directly or by purchase, redemption, exercise of any right of setoff or otherwise, shall be received by or on behalf of the Subordinated Lender or any Affiliate thereof at a time when such payment is prohibited by this Agreement, such payment or distribution shall be held by the Subordinated Lender or Affiliate in trust (segregated from other property of the Subordinated Lender or Affiliate) for the benefit of, and shall forthwith be paid over to, the Collateral Agent until all Senior Obligations have been paid in full. The value of any payments or distributions in cash, property or other assets received by the Subordinated Lender that are paid over to the Collateral Agent or any Secured Party pursuant to this Agreement shall not reduce any of the Subordinated Obligations.

(f) Subject to the prior payment in full of all Senior Obligations, the Subordinated Lender shall be subrogated to the rights of the Secured Parties to receive payments or distributions in cash, securities or other property of the Subordinated Borrower until all amounts owing on the Senior Obligations shall be paid in full, and, as between and among the Subordinated Borrower, its creditors (other than the Secured Parties) and the Subordinated Lender, no such payment or distribution made to the Secured Parties by virtue of this Agreement that otherwise would have been made to the Subordinated Lender shall be deemed to be a payment by the Subordinated Borrower on account of the Subordinated Obligations, it being understood that the provisions of this Section 1(f) are intended solely for the purpose of defining the relative rights of the Subordinated Lender and the Secured Parties.

(g) The Subordinated Lender agrees that all the proceeds of any security for the Subordinated Obligations shall be subject to the provisions hereof with respect to payments and other distributions in respect of the Subordinated Obligations.

(h) Notwithstanding anything to the contrary contained in this Agreement, the Subordinated Lender agrees that, except for claims submitted in any proceeding contemplated by Section 1(d) hereof, it will not take any action to cause any Subordinated Obligations to become payable prior to their scheduled maturity or exercise any remedies or take any action or proceeding to enforce any Subordinated Obligation until after the Senior Obligations have been paid in full, and the Subordinated Lender further agrees not to file, or to join with any other creditors of the Subordinated Borrower in filing, any petition commencing any bankruptcy, insolvency, reorganization, arrangement or receivership proceeding or any assignment for the benefit of creditors against or in respect of the Subordinated Borrower or any other marshalling of the assets and liabilities of the Subordinated Borrower (provided that this prohibition shall in no event be construed so as to limit the Subordinated Lender’s right to cause any Subordinated Obligations to become payable prior to their scheduled maturity if all the Senior Obligations have been declared due and payable prior to their respective scheduled maturity dates). The Subordinated Lender further agrees, to the fullest extent permitted under applicable law, that it will not cause the Subordinated Borrower to file any such petition, commence any such proceeding or make any such assignment referred to above until all Senior Obligations have been paid in full.

(i) The obligations of the Subordinated Lender and the Subordinated Borrower hereunder shall be reinstated in the event that all or any part of any payment to any Secured Party is rescinded or recovered directly or indirectly from any Secured Party as a preference, fraudulent transfer or otherwise, and any such payments which are so rescinded or recovered shall constitute Senior Obligations for all purposes under this Agreement.

(j) The Parties acknowledge that this Agreement is a “subordination agreement” under section 510(a) of Title 11 of the United States Code entitled “Bankruptcy,” as now and hereafter in effect, or any successor statute (the “Bankruptcy Code”), which will be effective before, during and after the commencement of an Insolvency or Liquidation Proceeding. All references in this Agreement to the Subordinated Borrower will include the Subordinated Borrower as a debtor-in-possession and any receiver or trustee for the Subordinated Borrower in an Insolvency or Liquidation Proceeding. For purposes of this Section 1(j), “Insolvency or Liquidation Proceeding” shall mean:

(A) any voluntary or involuntary case or proceeding under the Bankruptcy Code with respect to the Subordinated Borrower;

(B) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to the Subordinated Borrower or with respect to a material portion of its assets;

(C) any liquidation, dissolution, reorganization or winding up of the Subordinated Borrower whether voluntary or involuntary and whether or not involving insolvency or bankruptcy; or

(D) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Subordinated Borrower.

SECTION 2. WAIVERS AND CONSENTS.

(a) The Subordinated Lender waives the right to compel that any assets or property of the Subordinated Borrower or the assets or property of any guarantor of the Senior Obligations or any other person be applied in any particular order to discharge the Senior Obligations. The Subordinated Lender expressly waives the right to require the Secured Parties to proceed against the Subordinated Borrower, any assets or property securing the Senior Obligations or any guarantor of the Senior Obligations or any other person, or to pursue any other remedy in any Secured Party’s power which the Subordinated Lender cannot pursue and which would lighten the Subordinated Lender’s burden, notwithstanding that the failure of any Secured Party to do so may thereby prejudice the Subordinated Lender. The Subordinated Lender agrees that it shall not be discharged, exonerated or have its obligations hereunder to the Secured Parties reduced by any Secured Party’s delay in proceeding against or enforcing any remedy against the Subordinated Borrower, any assets or property securing the Senior Obligations or any guarantor of the Senior Obligations or any other person; by any Secured Party releasing the Subordinated Borrower, any assets or property securing the Senior Obligations or any other guarantor of the Senior Obligations or any other person from all or any part of the Senior Obligations; or by the discharge of the Subordinated Borrower, any assets or property securing the Senior Obligations or any guarantor of the Senior Obligations or any other person by an operation of law or otherwise, with or without the intervention or omission of a Secured Party. Any Secured Party’s vote to accept or reject any plan of reorganization relating to the Subordinated Borrower, any assets or property securing the Senior Obligations, or any guarantor of the Senior Obligations or any other person, or any Secured Party’s receipt on account of the Senior Obligations of any cash, securities or other property distributed in any bankruptcy, reorganization, or insolvency case, shall not discharge, exonerate, or reduce the obligations of the Subordinated Lender hereunder to the Secured Parties until and unless the Senior Obligations have been paid in full.

(b) The Subordinated Lender waives all rights and defenses arising out of an election of remedies by the Secured Parties, even though that election of remedies, including, without limitation, any nonjudicial foreclosure with respect to security for the Senior Obligations, has impaired the value of the Subordinated Lender’s rights of subrogation, reimbursement or contribution against the Subordinated Borrower or any other guarantor of the Senior Obligations or any other person. The Subordinated Lender expressly waives any rights or defenses it may have by reason of protection afforded to the Subordinated Borrower or any other guarantor of the Senior Obligations or any other person with respect to the Senior Obligations pursuant to any anti-deficiency laws or other laws of similar import which limit or discharge the principal debtor’s indebtedness upon judicial or nonjudicial foreclosure of any assets or property securing the Senior Obligations.

(c) The Subordinated Lender agrees that, without the necessity of any reservation of rights against it, and without notice to or further assent by it, any demand for payment of any Senior Obligations made by a Secured Party may be rescinded in whole or in part by the Secured Party, and any Senior Obligation may be continued, and the Senior Obligations, or the liability of the Subordinated Borrower or any other guarantor or any other person upon or for any part thereof, or any assets or property securing the Senior Obligations or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, modified, accelerated, compromised, waived, surrendered, or released by the Secured Parties, in each case without notice to or further assent by the Subordinated Lender, which will remain bound under this Agreement and without impairing, abridging, releasing or affecting the subordination and other agreements provided for herein.

(d) The Subordinated Lender waives any and all notice of the creation, renewal, extension or accrual of any of the Senior Obligations and notice of or proof of reliance by the Secured Parties upon this Agreement. The Senior Obligations, and any of them, and the consent given to create the obligations of the Subordinated Borrower in respect of the Subordinated Obligations, shall be deemed conclusively to have been created, contracted, incurred or given in reliance upon this Agreement, and all dealings between the Subordinated Borrower and the Secured Parties shall be deemed to have been consummated in reliance upon this Agreement. The Subordinated Lender acknowledges and agrees that the Secured Parties have relied upon the subordination and other agreements provided for herein in consenting to the Subordinated Obligations. The Subordinated Lender waives notice of or proof of reliance on this Agreement and protest, demand for payment and notice of default.

SECTION 3. TRANSFERS. The Subordinated Lender shall not sell, assign or otherwise transfer or dispose of, in whole or in part, all or any part of the Subordinated Obligations or any interest therein to any other person (a “Transferee”) or create, incur or suffer to exist any security interest, Lien, charge or other encumbrance whatsoever upon all or any part of the Subordinated Obligations or any interest therein in favor of any Transferee.

SECTION 4. SENIOR OBLIGATIONS UNCONDITIONAL. All rights and interests of the Secured Parties hereunder, and all agreements and obligations of the Subordinated Lender and the Subordinated Borrower hereunder, shall remain in full force and effect irrespective of:

(a) any lack of validity or enforceability of the Financing Agreement or any other Loan Document (“Finance Document”);

(b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Senior Obligations, or any amendment or waiver or other modification, whether by course of conduct or otherwise, of, or consent to departure from, the Financing Agreement or any other Finance Document;

(c) any exchange, release or nonperfection of any lien in any collateral;

(d) any refinancing, replacement or substitution of the Senior Obligations or any portion thereof regardless of whether the terms and conditions thereof are less beneficial to the Subordinated Borrower; or

(e) any other circumstances that might otherwise constitute a defense available to, or a discharge of, the Subordinated Borrower in respect of the Senior Obligations, or of the Subordinated Lender or the Subordinated Borrower in respect of this Agreement.

SECTION 5. REPRESENTATIONS AND WARRANTIES. The Subordinated Lender represents and warrants to the Collateral Agent, for the benefit of the Secured Parties, that:

(a) It has the power and authority to execute and deliver and to perform its obligations under this Agreement and has taken all necessary action to authorize its execution, delivery and performance of this Agreement.

(b) This Agreement has been duly executed and delivered by the Subordinated Lender and constitutes a legal, valid and binding obligation of the Subordinated Lender, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(c) The execution, delivery and performance of this Agreement will not violate any provision (i) of any requirement of law applicable to the Subordinated Lender or (ii) of any contractual obligation of the Subordinated Lender, except, in the case of clause (ii) only, where such violation could not reasonably be expected to have a material adverse effect on the Subordinated Lender’s ability to perform its obligations hereunder.

(d) No consent or authorization or filing with, or other act by or in respect of, any governmental authority, is required in connection with the execution, delivery or performance of this Agreement, except for those which have been obtained.

SECTION 6. WAIVER OF CLAIMS.

(a) To the maximum extent permitted by law, the Subordinated Lender waives any claim it might have against any Secured Party with respect to, or arising out of, any action or failure to act or any error of judgment, negligence, or mistake or oversight whatsoever on the part of any Secured Party or its directors, officers, employees, agents or affiliates with respect to any exercise of rights or remedies under the Finance Documents or any transaction relating to any assets or property securing the Senior Obligations. Neither the Secured Parties nor any of their respective directors, officers, employees, agents or affiliates shall be liable for failure to demand, collect or realize upon any assets or property securing the Senior Obligations or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any assets or property securing the Senior Obligations upon the request of the Subordinated Borrower or the Subordinated Lender or any other person or to take any other action whatsoever with regard to any documents relating to any assets or property securing the Senior Obligations.

(b) The Subordinated Lender, for itself and on behalf of its successors and assigns, hereby waives any and all now existing or hereafter arising rights it may have to require the Secured Parties to marshal assets for the benefit of the Subordinated Lender, or to otherwise direct the timing, order or manner of any sale, collection or other enforcement of any assets or property securing the Senior Obligations or enforcement of the Finance Documents. The Secured Parties are under no duty or obligation, and the Subordinated Lender hereby waives any right it may have to compel the Secured Parties, to pursue any guarantor or other person who may be liable for the Senior Obligations, or to enforce any Lien or security interest in any assets or property securing the Senior Obligations.

(c) The Subordinated Lender hereby waives and releases all rights which a guarantor or surety with respect to the Senior Obligations could exercise.

(d) The Subordinated Lender hereby waives any duty on the part of the Secured Parties to disclose to it any fact known or hereafter known by the Secured Parties relating to the operation or financial condition of the Subordinated Borrower or any guarantor of the Senior Obligations, or their respective businesses. The Subordinated Lender enters into this Agreement based solely upon its independent knowledge of the applicable Subordinated Borrower’s results of operations, condition (financial or otherwise) and business and the Subordinated Lender assumes full responsibility for obtaining any further or future information with respect to the Subordinated Borrower or its results of operations, condition (financial or otherwise) or business.

SECTION 7. FURTHER ASSURANCES. The Subordinated Lender and the Subordinated Borrower, at the expense of the Subordinated Borrower and at any time from time to time, upon the written request of the Collateral Agent shall promptly and duly execute and deliver such further instruments and documents and take such further actions as the Collateral Agent reasonably may request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted.

SECTION 8. EXPENSES; INDEMNIFICATION.

(a) The Subordinated Borrower shall pay or reimburse the Collateral Agent and the Secured Parties, upon demand, for all their respective documented, out-of-pocket costs and expenses in connection with the enforcement of any rights under this Agreement, including, without limitation, fees and disbursements of counsel to the Collateral Agent and the Secured Parties.

(b) The Subordinated Borrower shall and hereby agrees to, pay, indemnify, and hold the Collateral Agent and the Secured Parties harmless from and against any and all other documented liabilities, obligations, losses, damages, penalties, actions (whether sounding in contract, tort or on any other ground), judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the failure of the Subordinated Borrower or any applicable Subordinated Lender to perform any of its obligations arising out of or relating to this Agreement; provided that such indemnity shall not, as to any such indemnitee, be available to the extent that such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted primarily from the gross negligence, willful misconduct or bad faith of such indemnitee.

SECTION 9. PROVISIONS DEFINE RELATIVE RIGHTS. This Agreement is intended solely for the purpose of defining the relative rights of the Secured Parties on the one hand and the Subordinated Lender and the Subordinated Borrower on the other, and no other person shall have any right, benefit or other interest under this Agreement.

SECTION 10. POWERS COUPLED WITH AN INTEREST. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until the Senior Obligations are paid in full.

SECTION 11. NOTICES. All notices, requests and demands to or upon any party hereto shall be in writing and shall be given in the manner provided in the Financing Agreement and, in the case of Subordinated Lender, to the address set forth below its signature hereto.

SECTION 12. COUNTERPARTS. This Agreement may be executed by one or more of the parties on any number of separate counterparts, each of which shall be deemed an original, but all of which taken together shall be deemed to constitute but one instrument. Delivery of an executed signature page to this Agreement by facsimile transmission or electronic PDF delivery shall be as effective as delivery of a manually signed counterpart of this Agreement.

SECTION 13. SEVERABILITY. In case any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision hereof in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 14. INTEGRATION. This Agreement represents the agreement of the Subordinated Borrower, the Subordinated Lender and the Secured Parties with respect to the subject matter hereof and there are no promises or representations by the Subordinated Borrower, the Subordinated Lender or the Secured Parties relative to the subject matter hereof not reflected herein.

SECTION 15. AMENDMENTS IN WRITING; NO WAIVER; CUMULATIVE REMEDIES.

(a) None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Collateral Agent, the Subordinated Borrower and the Subordinated Lender.

(b) No failure to exercise, nor any delay in exercising, on the part of the Secured Parties, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

(c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

SECTION 16. SECTION HEADINGS. The section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

SECTION 17. SUCCESSORS AND ASSIGNS.

(a) This Agreement shall be binding upon the successors and assigns of each of the Subordinated Borrower and the Subordinated Lender and shall inure to the benefit of the Secured Parties and their respective successors and assigns.

(b) Notwithstanding the provisions of Section 17(a) above, nothing herein shall be construed to limit or relieve the obligations of the Subordinated Lender pursuant to Section 3 of this Agreement, and the Subordinated Lender shall not assign its obligations hereunder to any person; any such assignment shall be void.

SECTION 18. [RESERVED].

SECTION 19. [RESERVED].

SECTION 20. Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICTS OF LAW PROVISIONS OF THE LAWS OF THE STATE OF NEW YORK, OTHER THAN SECTION 5-1401 and 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW); PROVIDED HOWEVER, THAT IF THE CREATION OR ATTACHMENT OF ANY SECURITY INTEREST IN ANY ITEM OF COLLATERAL IS EXCLUDED FROM THE COVERAGE OF THE NEW YORK COMMERCIAL CODE OR THE SECURITY INTEREST IN ANY ITEM OF COLLATERAL CANNOT BE CREATED OR ATTACHED UNDER THE NEW YORK COMMERCIAL CODE, THEN THE CREATION AND/OR ATTACHMENT OF THE SECURITY INTERESTS IN SUCH COLLATERAL SHALL BE GOVERNED BY THE SECURED TRANSACTIONS STATUTE.

SECTION 21. [RESERVED].

SECTION 22. Consents to Jurisdiction; Waivers of Venue.

(a) Consent to Jurisdiction. THE PARTIES HERETO AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE COUNTY OF NEW YORK, STATE OF NEW YORK AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK; PROVIDED, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT COLLATERAL AGENT’S OPTION, UPON INSTRUCTION OF THE REQUIRED LENDERS, IN THE COURTS OF ANY JURISDICTION WHERE COLLATERAL AGENT, UPON INSTRUCTION OF THE REQUIRED LENDERS, ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND.

(b) Waiver of Venue. EACH GRANTOR AND COLLATERAL AGENT WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 22.

SECTION 23. Waiver of Jury Trial. SUBORDINATED LENDER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER FINANCE DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH OF THE SUBORDINATED BORROWER, THE SUBORDINATED LENDER (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER FINANCE DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 23.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

EVO Transportation & energy services, inC.,
as Subordinated Borrower

By:	/s/ Damon Cuzick
Name:	Damon Cuzick
Title:	President

By:	/s/ Barbara Coy
Name:	Barbara Coy
Title:	Secretary

Danny R. Cuzick,
as the Subordinated Lender

By:	/s/ Danny Cuzick
Name:	Danny Cuzick
Address:	8285 West Lake Pleasant Parkway, Peoria, AZ 85382

[COLLATERAL AND/OR ADMINISTRATIVE ] AGENT:

CORTLAND CAPITAL MARKET SERVICES LLC

By:	/s/ Emily Ergang Pappas
Name:	Emily Ergang Pappas
Title:	Associate Counsel

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